Exhibit 10.25e

EXECUTION COPY

AMENDMENT NO. 4
TO
CREDIT AGREEMENT

          This AMENDMENT NO. 4, dated as of April 25, 2003 (this “Amendment”), is made by and among AES EASTERN ENERGY, L.P., a Delaware limited partnership (the “Borrower”), the bank listed on the signature pages of this Amendment as “Bank” (together with their successors and permitted assignees from time to time, the “Bank”) and UNION BANK OF CALIFORNIA, N.A., as Agent and Issuing Bank.

PRELIMINARY STATEMENT:

          The Borrower, the Bank, and Union Bank of California, N.A., as Agent and Issuing Bank, previously entered into that certain Credit Agreement, dated as of April 10, 2001, as amended by Amendment No. 1 and Waiver to Credit Agreement, dated as of August 31, 2001, Amendment No. 2 thereto, dated as of November 20, 2002, and Amendment No. 3 thereto, dated as of April 16, 2003 (as so amended, the “Existing Agreement", as amended by this Amendment, the “Amended Agreement", and as the Amended Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the “Credit Agreement"). The Borrower now wishes to make a certain amendment to the Existing Agreement. The Bank, the Agent and the Issuing Bank have agreed to such amendment on the terms and conditions set forth herein. The parties therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned such terms in the Existing Agreement):

          SECTION 1.  Amendment to Existing Agreement. The Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          (a) Amendments; Waivers. Section 11.06 is hereby amended in its entirety to read as follows

“Any term, covenant, agreement or condition of the Loan Documents may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by (a) in the case of an amendment or waiver with respect to the Loan Documents referred to in Section 10.07, the Agent, (b) in the case of an amendment or waiver with respect to any other Loan Document, (i) the Required Banks, (ii) if the rights and duties of the Agent are affected thereby, by the Agent, and (iii) if the rights and duties of any Issuing Bank are affected thereby, by such Issuing Bank, and (c) in the case of an amendment with respect to any Loan Document, by the Borrower; provided, however, that no amendment shall be effective, unless in writing and signed by each Bank affected thereby, to the extent it changes the amount of such Bank’s Commitment; and, provided, further, that no amendment or waiver shall be effective, unless in writing and signed by each Bank, to the extent it (A) reduces the principal of or the rate of interest on any Bank’s Loans, Unreimbursed Drawings or Note or the fees payable to any Bank hereunder, (B) postpones any date fixed (otherwise than as a result of a prepayment pursuant to Section 2.05) for any payment of principal of or interest on any Bank’s Loans, Unreimbursed Drawings or Note or the fees payable to such Bank hereunder or (C) amends Section 2.14, this Section 11.06 or any other provision of this Agreement requiring the consent or other action of all of the Banks. Unless otherwise specified in an amendment or waiver, an amendment or waiver under the Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. By entering into an amendment with, or giving a waiver under, a section of the Loan Documents, the Banks shall not be deemed to have, or to have intended to have, (1) waived any rights that they, or any of them, then or thereafter may have under any other provisions of the Loan Documents and (2) if such amendment or waiver was occasioned by a particular fact or facts, accepted that fact or those facts for any other purpose or Section of the Loan Documents, including Section 5.23 of this Agreement, so that, for purposes of Section 5.23, if such fact or facts has had or could have, either alone, or together with other facts, a Materially Adverse Effect, such Materially Adverse Effect shall be a change or event subject to Section 5.23, notwithstanding such amendment or waiver. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Agent, any Bank or any Issuing Bank under the Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Agent, any Bank or any Issuing Bank under the Loan Documents or Applicable Law.”

          SECTION 2.  Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Banks, the Agent and the Issuing Bank, and (ii) the consent of AES, substantially in the form of Exhibit A hereto, duly executed by an authorized officer of AES.

          SECTION 3. Reference to and Effect on the Existing Agreement.  (a) Upon the effectiveness of this Amendment: (i) each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement; and (ii) each reference in any other Loan Document to “the Credit

Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement. The parties hereto agree and acknowledge that this Amendment constitutes a Loan Document.

          (b) Except as specifically amended above, the Existing Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Pledge Agreement and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations (as defined in the Pledge Agreement).

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, the Issuing Banks or the Agent under the Existing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement or any other Loan Document.

          SECTION 4.  Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder, and all costs and expenses of the Agent and each Bank (including, without limitation, reasonable fees and expenses of counsel to the Agent and counsel for each Bank) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

          SECTION 5.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

          SECTION 6.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of the New York.

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          IN WITNESS WHEREOF, the parties hereto have caused Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AES EASTERN ENERGY, L.P.

By: AES NY, L.L.C., its general partner

By	/s/ Amy V. Conley
Name: Title:	Amy V. Conley Chief Financial Officer

UNION BANK OF CALIFORNIA, N.A., as Agent and Issuing Bank

By	/s/ Chad Canfield
Name: Title:	Chad Canfield Assistant Vice President

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Bank

UNION BANK OF CALIFORNIA, N.A.

By	/s/ Chad Canfield
Name: Title:	Chad Canfield Assistant Vice President

EXHIBIT A

CONSENT

          The undersigned, as Guarantor under that certain Limited Guaranty, dated as of April 10, 2001 (the “Guaranty"), in favor of the Banks, the Issuing Banks and the Agent, (i) hereby consents to Amendment No. 4, dated as of April 25, 2003, to the Credit Agreement, dated as of April 10, 2001, as amended by that certain Amendment No. 1 and Waiver, dated as of August 31, 2001, Amendment No. 2 thereto, dated as of November 20, 2002, and Amendment No. 3 thereto, dated as of April 16, 2003 (the “Credit Agreement", the terms defined therein being used herein as therein defined), among AES Eastern Energy, L.P., the Banks and Issuing Banks party thereto, and Union Bank of California, N.A., as Agent, and (ii) hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, on and after the effective date of said Amendment No. 4, each reference in the Guaranty to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by said Amendment No. 4.

April 25, 2003	THE AES CORPORATION

By	/s/ Roger F. Naill
Name: Title:	Roger F. Naill Senior Vice President